Exhibit 99.1

LAZYDAYS APPOINTS AMBER DILLARD CHIEF OPERATING OFFICER

TAMPA, Fla., Sept 17, 2024 — Lazydays Holdings, Inc. (“Lazydays” or the “Company”) (NasdaqCM: GORV) today announced that Amber Dillard, Vice President of Operations has been promoted to Chief Operating Officer, reporting to Ron Fleming, Lazydays Interim CEO.

Ron Fleming, Interim CEO of Lazydays said, “I have worked with Amber for over a decade and am extraordinarily pleased to see her continue to exceed expectations and further extend her contributions to Lazydays. In her new and expanded role, Amber will continue to lead our work with our OEM partners and dealership General Managers to drive operational performance and meet the needs of our customers.”

Ms. Dillard said, “it has been a privilege to continue to grow within the Lazydays organization. Over the last thirteen years I have had the pleasure of working across most of the functions in our business and with all of our OEM partners as we adapt to and meet the needs of our customers.”

Ms. Dillard joined Lazydays in 2011, and has worked across the organization in various capacities including accounting, supply chain, vehicle purchasing, inventory management and dealership operations. Prior to joining Lazydays, Amber worked in public and non-profit accounting, with an emphasis in Internal Audit. Amber sits on the board of the Lazydays Employee Foundation, which is dedicated to contributing to at risk children in the communities we serve. She holds a bachelor’s degree in Accounting from Florida State University, and furthered her education at the University of South Florida. Additionally, Amber was named to the inaugural class of the RVIA 40 under 40 award winners in 2017.

About Lazydays

Lazydays has been a prominent player in the RV industry since our inception in 1976, earning a stellar reputation for delivering exceptional RV sales, service, and ownership experiences. Our commitment to excellence has led to enduring relationships with RVers and their families who rely on us for all of their RV needs.

Our wide selection of RV brands from top manufacturers, state-of-the-art service facilities, and an extensive range of accessories and parts ensure that Lazydays is the go-to destination for RV enthusiasts seeking everything they need for their journeys on the road. Whether you’re a seasoned RVer or just starting your adventure, our dedicated team is here to provide outstanding support and guidance, making your RV lifestyle truly extraordinary.

Lazydays is a publicly listed company on the Nasdaq stock exchange under the ticker “GORV.”

Contact:
investors@lazydays.com

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward looking statements include statements regarding our goals, plans, projections and guidance regarding our financial position, results of operations, market position, pending and potential future financing transactions and business strategy, and often contain words such as “project,” “outlook,” “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “may,” “seek,” “would,” “should,” “likely,” “goal,” “strategy,” “future,” “maintain,” “continue,” “remain,” “target” or “will” and similar references to future periods. Examples of forward-looking statements in this press release include, among others, statements regarding our new Chief Operating Officer and our ability to navigate the current and future macroeconomic environments.

By their nature, forward-looking statements involve risks and uncertainties because they relate to events that depend on circumstances that may or may not occur in the future. Forward-looking statements are not guarantees of future performance, and our actual results of operations, financial condition and liquidity and development of the industry in which we operate may differ materially from those made in or suggested by the forward-looking statements in this press release. The risks and uncertainties that could cause actual results to differ materially from estimated or projected results include, without limitation, future economic and financial conditions (both nationally and locally), changes in customer demand, our relationship with, and the financial and operational stability of, vehicle manufacturers and other suppliers, risks associated with our indebtedness (including our ability to obtain further waivers or amendments to credit agreements, the actions or inactions of our lenders, available borrowing capacity, our compliance with financial covenants and our ability to refinance or repay indebtedness on terms acceptable to us), acts of God or other incidents which may adversely impact our operations and financial performance, government regulations, legislation and others set forth throughout under the headers “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” and in the notes to our financial statements, in our most recent Quarterly Report on Form 10-Q, Annual Report on Form 10-K and from time to time in our other filings with the Securities and Exchange Commission. We urge you to carefully consider this information and not place undue reliance on forward-looking statements. We undertake no duty to update our forward-looking statements, including our earnings outlook, which are made as of the date of this release.